Exhibit 99.1
NASDAQ: NAUH March 2012
2 This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about National American University Holdings, Inc. and its affiliated entities (the "Company"). Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of the Company's management, are subject to risks and uncertainties, which could cause actual results of the Company to differ from any future results expressed or implied by such forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: future operating or financial results; uncertainties regarding the strength of the future growth of the education industry; uncertainties regarding the availability of student loans and other financing sources primarily used for tuition; continued compliance with government regulations; changing legislative or regulatory environments; management of growth; intensity of competition; the availability of cash to pay dividends, the ability to meet debt obligations or obtain additional financing to fund operations and/or acquisitions; general market conditions; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in the Company's filings with the Securities and Exchange Commission, including its report on Form 10-K for the period ended May 31, 2011. The information set forth herein should be read in light of such risks. The Company does not undertake any obligation to update anyone with regard to the forward-looking statements. Safe Harbor 2
Dr. Ronald ShapeChief Executive OfficerMs. Venessa GreenChief Financial Officer 3 Presenters
NAUH OVERVIEW - Dr. Shape 4
National American University Holdings, Inc., through its wholly owned subsidiary, operates National American University (NAU), a regionally accredited, proprietary, multi-campus institution of higher learning offering associate, bachelor's, and master's degree programs in health care and business-related disciplines Offers degree programs in on-ground and online formats, and combination of both, providing students increased flexibility to take courses at times and places convenient to their busy lifestylesHas a strong presence in the Midwest and is growing its geographic footprint NAUH At-A-Glance NAUH At-A-Glance NAUH At-A-Glance NAUH At-A-Glance Stock Price $6.05 (as of 3/5/2012) Fiscal Year End May 31 Industry Education Market Cap $163 million (as of 3/5/2012) Headquarters Rapid City, South Dakota Shares Outstanding Approx. 26.9 million (as of 11/30/2011) Employees 1,700+ (as of 2/9/2012) Dividend (MRQ) $0.0325 per share of common stock 5 Company Overview

Investment Highlights

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

Substantial Scale with a History of Profitable, Organic Growth

- ✓ Post-secondary education company catering to the non-traditional student, typically in his/her early 30s, seeking to complete a degree either for the first time or in a new field, while also juggling pressures of family obligations and work commitments
  - Regionally accredited by the Higher Learning Commission; various programmatic accreditations
  - Associate, bachelor's, and master's degree programs and select industry-focused diplomas
  - Flexible course and program delivery: on-ground, online, or a combination of both
- ✓ 34 physical locations (five pending approvals) in the Midwest and growing, as of 1/4/2012
- ✓ Growth primarily driven by:
  - Continued investment in the expansion and development of physical locations and academic programs
  - Improved enrollment management system and recruitment processes
  - Quality academic programming
  - Economic conditions

Solid Financials, Well Capitalized, Experienced Management

- ✓ FY 2012 Q2 revenues increased 9.4% to $30.4 million
- ✓ FY 2012 Q2 income before non-controlling interest and taxes was $3.2 million
- ✓ $41.1 million in cash and short-term investments, no long-term debt at 11/30/2011
- ✓ Dividend-paying company (MRQ: $0.0325 per share)
- ✓ Proven management team with extensive experience in the post-secondary education industry

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NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

Experienced NAU Management Team



Dr. Ronald Shape
CEO



Dr. Jerry L. Gallentine
President



Dr. Sam Kerr
Provost & General Counsel



Mr. Scott Toothman
VP of Institutional Support & Military Services



Ms. Venessa Green
CFO



Ms. Michaelle Holland
President of Campus Operations



Dr. Bob Paxton
President – Distance Learning



Ms. Lisa Knigge
VP of New Campus Development

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Consistent Growth in Credit Hours Year over Year 8 Growth in Credit Hours FY 2008169,670 FY 2009203,11419.7% YoY growth FY 2010276,12535.9% YoY growth Credit Hours FY 2011337,55822.2% YoY growth (CHART) FY 2012
Fall 2011 enrollment increased 13.0% YoY to 10,898 students 9 Enrollment Breakout
(CHART) APOL STRA EDMC National American University (NAUH) Over the past five quarters, NAUH has reported healthy YoY enrollment growth rates, particularly when compared to those of its peers. 10 Enrollment Growth - Peer Comparison CPLA

Factors Driving Enrollment Growth

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

- ✓ Continued investment in the expansion and development of physical locations
- ✓ Dedicated focus on utilizing existing capacity
- ✓ Continued investment in the expansion of current academic programs and development of new academic programs
- ✓ Improved enrollment management system and recruiting processes
- ✓ Quality academic programming
- ✓ Economic conditions
- ✓ Timing of regulatory approvals for new locations and new programs




NATIONAL AMERICAN UNIVERSITY


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34 Current Locations (includes pending in orange)South Dakota - 5Nebraska - 1Kansas - 3Oklahoma - 1Texas - 7 Locations Pending Final ApprovalsWeldon Spring, MORichardson, TXTigard, ORGeorgetown, TXRochester, MN Planned Future Expansion (FY 2012)Indianapolis, INHouston, TXSeattle, WA NAU Locations (CHART) 17 22 32 37 Note: Number of locations for fiscal years 2009, 2010, and 2011 include locations pending final approvals. Plans to continue accelerated rate of expansion for remainder of FY 2012 and shift focus to vertical growth in FY 2013. 12 5 27 Geographic Growth Minnesota - 6Missouri - 4Colorado - 4New Mexico - 2Oregon - 1
13 Geographic Footprint Current locations Pending approvals Planned future locations Full State Approval Recruitment On-ground & Online Online Approval In Progress Enrollment Support Center
14 Start up *Lease in negotiation Revenue Generation Break Even & Positive Contribution Development Model for New Locations FY 2012 FY 2012 FY 2012 FY 2012 FY 2013 FY 2013 FY 2013 FY 2013 Campus Summer '11 Fall '11 Winter '11-12 Spring '12 Summer '12 Fall '12 Winter '12-13 Spring '13 Summer '13 Colorado Springs South Wichita West Allen Tulsa Centennial Bellevue Austin South Lewisville Mesquite Burnsville Weldon Spring Richardson Georgetown Rochester Tigard Houston* Indianapolis*
Online Growth Strategy Support Centers Vertical Growth International Exposure Program Mix Strategic Alliances Strategically placed to maximize online enrollments in new markets Dedicated focus on utilizing existing capacity Strategic relationships and degree programs for international students High-demand programs designed for the future Increase enrollments and offer unique student opportunities Growth in Online and On-ground Credit Hours (CHART) Credit Hours 15 Online Growth

History of Profitable Organic Growth

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

Accreditation & Regulatory Excellence

- ✓ Regional accreditation by the Higher Learning Commission and member of the North Central Association
- ✓ Programmatic accreditation and approvals by various national educational and professional associations
- ✓ Continual evaluation of regulatory compliance by NAU senior management
- ✓ Consistently low Title IV 90/10 ratio and Cohort Default Rates

Academic Excellence and Student Value

- ✓ High student persistence
- ✓ Successful course completion
- ✓ Affordable tuition

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Academic Highlights

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

- ✓ Continued academic program expansion, including business, IT, and allied health at the undergraduate level with additional emphasis areas at the graduate level
- ✓ Academic enrollment by area and degree offering indicate continued growth in allied health and associate degree programs
- ✓ Recently received written confirmation of CCNE accreditation for the Online RN to BSN, BSN, LPN to BSN Bridge, and MSN programs
- ✓ Establishment of a university press to advance original research in the field of higher education through The Journal of Career & Professional Education
- ✓ Development of the NAU Community College Advisory Board to promote relationships with community colleges
- ✓ Continued focus on course completion, persistence and placement of our graduates

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Degree Offering Academic Area (CHART) (CHART) 18 Academic Breakdown: Fall 2011 Term
Colorado Board of Nursing Minnesota Board of Nursing Missouri State Board of Nursing Kansas State Board of Nursing South Dakota Board of Nursing National League for Nursing Accrediting Commission (NLNAC) Commission on Collegiate Nursing Education (CCNE) International Assembly for Collegiate Business Education (IACBE) Commission on Accreditation of Allied Health Education Programs (CAAHEP) American Bar Association (ABA) American Society of Health-System Pharmacists (ASHP) Committee on Veterinary Technician Education and Activities (CVTEA) State and Federally Sponsored Veterans Training Third-party Accreditation and Approvals Regional Accreditation by The Higher Learning Commission 19 Accreditation & Academic Quality
20 University Press Established Mission: A forum for the dissemination of research findings by practitioners, researchers, and academics promoting the advancement of career and professional undergraduate and graduate education.Sample Content Areas: Accreditation Curriculum management Governance in career and professional education Separate corporate entityEstablished in 2011

NAU Community College Advisory Board

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.



Dr. John Roueche
Community College Leadership Program Director



George R. Boggs, Ph.D.
President and CEO Emeritus of the American Association of Community Colleges



Dr. Donald W. Cameron
President of Guilford Technical Community College



Gerardo E. De Los Santos
President and Chief Executive Officer for the League for Innovation in the Community College



Dr. Terry O'Banion
President Emeritus and Senior League Fellow, League for Innovation in the Community College and Senior Advisor, Higher Education Programs, Walden University



Dr. Jerry Sue Thornton
President of Cuyahoga Community College



Margaretta Brédé Mathis
Senior lecturer at The University of Texas at Austin



Dr. Robert Paxton (ex-officio member)
NAU President of Distance Learning



Dr. Samuel D. Kerr (ex-officio member)
NAU Provost & General Counsel

This board will serve as an advisory group on matters related to NAU's academic programs, services, and related initiatives in connection with community colleges.

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(CHART) Course Completion Term-to-Term Persistence Represents students who received a grade in the course (CHART) 22 Course Completion and Persistence
Rates as reported by responding students from inquiry made within 90 days of receiving the degree. 23 (CHART) Graduate Employment Rate - Quarterly Average
24 FINANCIALS - Ms. Green
(CHART) NAU Cohort Default Rate vs. Proprietary Institutions Audited 90/10 Rate* (CHART) 25 Cohort Default Rate & Title IV Compliance *Possible legislative action could include MTA and VA with Title IV in 90/10 calculation, resulting in a 4% increase in NAU's results. Compliance Threshold
FY 2012 Q2 Revenues and Cost of Educational Services 26 (CHART) FY 2012 Q2 Results FY 2012 Q2 Results FY 2012 Q2 Results (in USD thousands) Q2 2012 (unaudited) Q2 2011 (unaudited) Operating revenues $30,445 $27,840 Cost of educational services $6,918 $5,543 Revenue for FY 2012 Q2 (in millions)
27 Selling, General and Administrative (SG&A) Expense The Company's earnings per share for FY 2012 second quarter continues to be impacted by increased spending on business expansion and development (BE&D) expenses related to: Building out of 11 new locations in six statesExpansion of existing campuses in Colorado, Kansas, and Texas (CHART) $19,38763.7% as a percent of total revenues $16,83660.5% as a percent of total revenues $ in 000s 45.3%* 18.4%* 49.3%* 11.2%* * As a percentage of total revenues
* Please see reconciliation of net income attributable to the Company in the press release dated January 4, 2012, available at http://www.national.edu/investor-relations. 28 FY 2012 Q2 Net Income and EBITDA (CHART) FY 2012 Q2 Results FY 2012 Q2 Results FY 2012 Q2 Results (in USD thousands) Q2 2012 (unaudited) Q2 2011 (unaudited) Income before non-controlling interest and taxes $3,239 $4,633 Net income attributable to NAUH $1,943 $2,746 EBITDA* $4,357 $5,290 EBITDA for FY 2012 Q2 (in millions)
29 FY 2012 YTD Highlights (CHART) FY 2012 6 Months Results FY 2012 6 Months Results FY 2012 6 Months Results (in USD thousands) 6 Months 2012 (unaudited) 6 Months 2011 (unaudited) Operating revenues $55,842 $51,012 Cost of educational services $13,270 $10,782 SG&A $36,162 $31,790 Income before non-controlling interest and taxes $5,073 $6,801 Net income attributable to NAUH $2,966 $4,086 EBITDA $7,029 $8,055 Revenue for FY 2012 6 Months EBITDA for FY 2012 6 Months (in millions) (CHART) (in millions) * Please see reconciliation of net income attributable to the Company in the press release dated January 4, 2012, available at http://www.national.edu/investor-relations.
30 Strong Balance Sheet (in USD thousands) November 30, 2011 May 31, 2011 Cash and cash equivalents / short-term investments $ 41,148 $ 44,801 Working capital $ 36,995 $ 39,477 Long-term debt $ 0 $ 0 Stockholders' equity $ 59,134 $ 58,505
31 Stock Repurchase Plan Update Number of Shares* Number of Shares* Number of Shares* Number of Shares* 11/30/2011 11/30/2011 11/30/2011 26,914,658 Stock Repurchase Dec. 164,452 (699,145) Stock Repurchase Jan. 11,459 (699,145) Stock Repurchase Feb. 523,234 (699,145) Repurchased Shares (699,145) (699,145) (699,145) 2/24/2012 26,215,513 *NAUH continues to have a stock repurchase plan in place. Numbers are subject to change.
CONCLUSION - Dr. Shape 32

Investment Conclusions

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

- ✓ Organic growth through **geographic expansion**
- ✓ Recognized **online course delivery** model
- ✓ Differentiated **student acquisition** plan
- ✓ Approved and accredited **nursing** and Allied Health programs
- ✓ Knowledgeable **compliance** team
- ✓ Clean **regulatory** history
- ✓ Defined **vertical growth strategies**
- ✓ Strong **financial** performance
- ✓ Experienced **management** team

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National American University Holdings, Inc.

Thank You

Contact Information:

National American University Holdings, Inc.
Dr. Ronald Shape
605-721-5220
rshape@national.edu

Investor Relations Counsel
The Equity Group Inc.

Carolyne Yu
212-836-9610
cyu@equityny.com

Adam Prior
212-836-9606
aprior@equitny.com

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